Exhibit 99.1

111 W 19th Street, 8th Floor New York, NY 10011
NFE Increases 2022 and 2023 Earnings Goals, Hosts FLNG Investor Day at Shipyard in Texas

November 2, 2022

NEW YORK--(BUSINESS WIRE)--Nov. 2, 2022-- New Fortress Energy Inc. (NASDAQ: NFE) (“NFE” or the “Company”) announced today at its FLNG Investor Day in Texas that the Company is raising its full year 2022 Illustrative Adjusted EBITDA Goal(1) to ~$1.1 billion (from $1.0+ billion) and its full year 2023 Illustrative Adjusted EBITDA Goal to ~$2.5+ billion (from $1.5+ billion).

The increases in NFE’s illustrative goals are due to portfolio optimization and higher operating margins in our core business lines, as well as – most significantly – the expected on-schedule deployment of our first floating liquefaction unit (“FLNG 1”) in the first half of 2023.

“We continue to execute our strategy of growing our LNG supply portfolio through the deployment of floating LNG infrastructure, enhancing energy security around the world while delivering superior returns to our shareholders,” said Wes Edens, Chairman and Chief Executive Officer of NFE. “Our integrated business is uniquely positioned both to respond to unprecedented near-term market opportunities and to convert our LNG volumes to longer term contracts to serve downstream energy customers.”

Investor Day

NFE is hosting its FLNG Investor Day today at the Kiewit Offshore Services (“KOS”) shipyard near Corpus Christi, Texas. Specializing in the fabrication and integration of offshore projects, the 555-acre KOS facility is home to NFE’s Fast LNG program and the ongoing conversion of marine infrastructure into floating liquefaction units.

“We are proud of the efficient and repeatable process we have developed – essentially an FLNG factory – that substantially reduces the cost and time to build incremental liquefaction capacity the global energy market so urgently needs,” continued Mr. Edens. “We are pleased to host investors and analysts today at this world-class facility in Texas, where they have an opportunity to see the significant progress we are making toward mechanical completion of our first FLNG unit in March 2023.”

For additional information on NFE’s FLNG Investor Day, please refer to the presentation and other event materials posted on the Investors section of NFE’s website.

About New Fortress Energy

New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to help address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure, ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations seek to support global energy security, enable economic growth, enhance environmental stewardship, and transform local industries and communities around the world.

Cautionary Language Regarding Forward-Looking Statements

This communication contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Forward looking statements include: illustrative financial and other similar metrics, including expected financial growth and expectations for returns to shareholders, among others; the development, construction, completion and operation of Fast LNG facilities on time, within budget and within the expected specifications and design; our ability to execute our strategic vision; the anticipated benefits and efficiencies to be derived from our projects; our ability to leverage our platform to support our growth strategy; and anticipated benefits and efficiencies to be derived from the design of Fast LNG technology and location of our projects, including reductions in timelines, cost-efficiency, and scalability. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved.

These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: unknown and unforeseen risks associated with the development of new technologies such as the Fast LNG technology, including failure to meet design and engineering specifications, incompatibility of systems, delays and schedule changes, high costs and expenses, regulatory and legal challenges, instability or clarity of application of laws, and rules and regulations to the technology, among others; risks related to the development, construction, completion or commissioning schedule for the facilities; cyclical or other changes in the demand for and price of LNG and natural gas; the gas reserves offshore in the expected locations may not be as extensive as we expect; inability to realize the anticipated benefits from the technology, including the cost and time savings anticipated; the receipt of permits, approvals and authorizations from governmental and regulatory agencies on a timely basis or at all; new or changes to existing governmental policies, laws, rules or regulations, or the administration thereof; adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; and the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. We undertake no duty to update these forward-looking statements, even though our situation may change in the future.

(1) Please refer to the presentation and other event materials for information about terms, including “Illustrative Adjusted EBITDA Goal,” which means our goal for Adjusted EBITDA under certain illustrative conditions. Illustrative economics are targeted values based on specified assumptions rather than management’s view of projected results. Actual results could differ materially from the illustration and there can be no assurance we will achieve our goal.

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Investors
Patrick Hughes
ir@newfortressenergy.com

Media
Jake Suski
(516) 268-7403
press@newfortressenergy.com

Source: New Fortress Energy Inc.